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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 11, 1998



                             BIG SMITH BRANDS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       001-13590            13-3005371
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State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization           File No.)        Identification No.)


7100 West Camino Road, Suite 402, Boca Raton, Florida                  33433
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(Address of principal executive offices)                             (Zip Code)

                                 (561) 367-8283
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              (Registrant's telephone number, including area code)

                                       N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         On February 11, 1998, Big Smith Brands, Inc. (the "Company") announced that it had engaged Daszkal, Bolton & Manela of Boca Raton, Florida, as the Company's independent accountants to conduct an audit of the Company's financial statements for the year ended December 31, 1997.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  February 11, 1998


                                   BIG SMITH BRANDS, INC.



                                   By /s/ Terry L. Dober
                                   ----------------------------------------
                                   Terry L. Dober
                                   Vice President of Finance and Authorized
                                     Registrant Signer (Principal Accounting
                                     and Financial Officer)


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